                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box: / /
    / /  Preliminary proxy Statement
    /X/  Definitive proxy statement
    / / Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                              CYGNUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1)  Title of each class of Securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing party:
         -----------------------------------------------------------------------
     4)  Date filed:
         -----------------------------------------------------------------------

   [LOGO]

                                                               November 10, 1998


Dear Cygnus Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Cygnus, Inc. ("Cygnus" or the "Company"), which will be held on December 1, 1998, at 10:00 a.m., at 400 Penobscot Drive, Redwood City, California 94063.


    At the Special Meeting, you will be asked to amend the Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the Company's outstanding Common Stock in order to attempt to comply with the Nasdaq Stock Market $5 minimum bid price requirement for continued listing on the Nasdaq National Market. Please take this opportunity to participate in the affairs of the Company. Complete details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Proxy Statement. I urge you to review the proposal in the Proxy Statement carefully, and I solicit your support of the Board's recommendation on the proposal. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.


    I hope to see you at the Special Meeting. Should you require directions to the Special Meeting, please contact the Company's headquarters at (650) 369-4300.

                                          Sincerely yours,

                                                 [SIGNATURE]

                                          John C. Hodgman

                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          CHIEF FINANCIAL OFFICER

                                  CYGNUS, INC.
                                ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 1, 1998

                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Cygnus, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, December 1, 1998 at 10:00 a.m., local time, at the Company's offices located at 400 Penobscot Drive, Redwood City, California 94063 for the following purposes:


    1. To amend the Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the Company's outstanding Common Stock.


    2. To transact such other business as may properly come before the meeting or the adjournment or postponement thereof.

    These items of business are more fully described in the Proxy Statement accompanying this notice.

    Only stockholders of record at the close of business on November 6, 1998 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                          By order of the Board of Directors

                                                 [SIGNATURE]

                                          John C. Hodgman

                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          CHIEF FINANCIAL OFFICER


Redwood City, California
November 10, 1998


 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  CYGNUS, INC.
                                ----------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 1, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy ("Proxy") is solicited on behalf of Board of Directors of Cygnus, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, December 1, 1998, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's principal executive offices located at 400 Penobscot Drive, Redwood City, California 94063. The Company's telephone number at that address is (650) 369-4300.


    These proxy solicitation materials were mailed on or about November 10, 1998 to all stockholders entitled to vote at the Special Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Special Meeting.


PROXIES AND SOLICITATION COSTS

    The enclosed Proxy is solicited by the Company's Board of Directors and, when the proxy card is properly completed and returned, it will be voted as directed by the stockholders on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of the Company's common stock, par value $0.001 (the "Common Stock") represented by such proxy will be voted "FOR" Proposal No. 1 described in the accompanying Notice and Proxy Statement and will be voted in the proxy holders' discretion as to other matters that may properly come before the Special Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company at the Company's principal executive office, 400 Penobscot Drive, Redwood City, California 94063, Attention: Senior Vice-President, Finance, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the Special Meeting and voting in person.

    The cost of soliciting proxies will be borne by the Company. The Company may retain the services of a proxy solicitation firm to solicit proxies, for which the Company expects it will pay a fee not to exceed $10,000. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees in person or by telephone or facsimile. No additional compensation will be paid to directors, officers or other regular employees for such services.

RECORD DATE; OUTSTANDING SHARES


    Stockholders of record at the close of business on November 6, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 20,499,813 shares of Common Stock were issued and outstanding held of record by approximately 558 stockholders.


REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Senior Vice-President, Finance at the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION


    Only holders of Common Stock of record at the close of business on November 6, 1998, the record date and time fixed by the Board of Directors, are entitled to notice of and to vote at the Special Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date on each of the proposals presented in this proxy statement.


    A majority of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Approval of Proposal No. 1, "Reverse Stock Split," requires an affirmative vote of a majority of the Company's outstanding voting shares. Any other matters submitted for stockholder approval at the Special Meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the Reverse Stock Split, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes with respect to this proposal will not be counted as votes cast.

                                 PROPOSAL NO. 1

                              REVERSE STOCK SPLIT

GENERAL


    The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to amend the Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the Company's outstanding Common Stock, each share having a par value of one-tenth of one cent (the "Common Stock"), subject to the approval by the stockholders of the Company. The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each three shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each stockholder did immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided herein, the Reverse Stock Split will be effected by an amendment and restatement of the Company's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of Delaware (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is incorporated by reference herein.



    At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-third of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by three times the arithmetic mean average closing bid price per share of the Common Stock on the Nasdaq Stock Market, Inc. ("Nasdaq") for the five trading days immediately preceding the Effective Date.

    The Company expects that, if the Reverse Stock Split Proposal is approved by the stockholders at the Special Meeting, the Reverse Stock Split Amendment will be filed promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Reverse Stock Split Amendment, if the Board of Directors determines that filing the Reverse Stock Split Amendment would not be in the best interest of the Company's stockholders at such time. Factors leading to such a determination could include, without limitation, any possible effect on Nasdaq listing or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).


REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL


    The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split. The closing bid price for the Common Stock on the National Market tier of The Nasdaq Stock Market, Inc. (the "Nasdaq National Market") on October 22, 1998, was $4.6875 per share. Pursuant to new Nasdaq National Market rules that went into effect on February 23, 1998 (the "New Nasdaq Listing Requirements") the minimum bid price for the Company's Common Stock must be at least $5.00 per share for continued inclusion of the Common Stock on the Nasdaq National Market. On September 30, 1998, Nasdaq notified the Company that if the Company is unable to demonstrate compliance with the $5.00 minimum bid price requirement on or before the end of the ninety day period ended December 29, 1998, the Company's securities will be delisted at the opening of business on January 2, 1999. The Company believes, but cannot assure, that the Reverse Stock Split will enable the Common Stock to trade above the minimum bid price established by the New Nasdaq Listing Requirements. Additionally, the Company believes that a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock. Furthermore, if the Company's Common Stock is delisted from the Nasdaq National Market, the Company will be in default under certain material contracts including certain debt arrangements. Such a default under such subordinated debt arrangements could obligate the Company to redeem such debt at an amount equal to 110% of the principal amount thereof plus accrued interest.

    The Company believes that maintaining the listing of the Common Stock on Nasdaq is in the best interests of the Company and its stockholders. Inclusion on Nasdaq increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, continued Nasdaq listing will avoid the Company being in default under certain material contracts including certain debt arrangements and may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on Nasdaq.


    For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at three times the market price of the Common Stock prior to the Reverse Stock Split.


EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

    Subject to stockholder approval, the Reverse Stock Split will be effected by filing the Reverse Stock Split Amendment to the Company's Certificate of Incorporation, and will be effective immediately upon such filing. Although the Company expects to file the Reverse Stock Split Amendment with the Delaware Secretary of State's office promptly following approval of the Reverse Stock Split Proposal at the Special

Meeting, the actual timing of such filing will be determined by the Company's management based upon their evaluation as to when such action will be most advantageous to the Company and its stockholders. The Company reserves the right to forego or postpone filing the Reverse Stock Split Amendment, if such action is determined to be in the best interests of the Company and its stockholders.


    Each stockholder that owns fewer than three shares of Common Stock will have such stockholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such stockholder in the Company will thereby be terminated, and such stockholder will have no right to share in the assets or future growth of the Company. Each stockholder that owns three or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. Such interest will be represented by one-third as many shares as such stockholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such stockholder shall receive cash in lieu of such fractional share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one-third of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be 300% of the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.


    The Reverse Stock Split will also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.


    The Company is authorized to issue 40,000,000 shares of Common Stock, of which 20,499,813 shares were issued and outstanding at the close of business on the Record Date. The Company is also authorized to issue 5,000,000 shares of Preferred Stock, each share having a par value of one-tenth of one cent (the "Preferred Stock"), of which none were issued and outstanding at the close of business on the Record Date.



    Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from 20,499,813 to approximately 6,833,271 but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of stockholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any stockholder's proportionate equity interest in the company.


    As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders.

    The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Certificate of Incorporation would not receive the stockholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such or other purpose, and does not intend to issue any stock except on terms or for reason which the Board of Directors deems to be in the best interests of the Company.

    The Common Stock is currently listed on the Nasdaq National Market, under the trading symbol CYGN.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES


    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the stockholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by three times the average closing price of the Common Stock on the Nasdaq National Market for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by stockholders in lieu of fractional shares.


    As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he or she holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

    After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

    This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

    STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

    The Company should not recognize any gain or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Stock Split. A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally will recognize capital gain or loss in an amount equal to the difference between the cash received and the stockholder's basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post-Reverse Stock Split shares of Common Stock received in exchange therefor.

REQUIRED VOTE

    The affirmative vote of a majority of the Company's outstanding voting shares is required to approve the amendment and restatement of the Company's Certificate of Incorporation to effect the Reverse Stock Split.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                       TO EFFECT THE REVERSE STOCK SPLIT.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS


    The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of October 15, 1998 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers serving in that capacity as of December 31, 1997 and (iv) all executive officers and directors as a group.


                                                                              NUMBER OF SHARES
                                                                                BENEFICIALLY          APPROXIMATE
                                   NAME                                           OWNED(1)         PERCENT OWNED(2)
--------------------------------------------------------------------------  --------------------  -------------------
Amerindo Investment Advisors, Inc.(3) ....................................         3,641,000               18.89%
  388 Market Street, Suite 950
  San Francisco, CA 94111
Arnold H. Snider(4) ......................................................         1,170,000                5.80%
  Deerfield Management
  450 Lexington Avenue, #1450
  New York, NY 10017
Neil R. Ackerman(5).......................................................           175,842               *
Frank T. Cary(6)..........................................................            59,295               *
Gary W. Cleary(7).........................................................           834,485                4.11%
John C. Hodgman(8)........................................................           180,811               *
Gregory B. Lawless(9).....................................................         1,022,149                5.03%
Andre F. Marion(10).......................................................            31,631               *
Richard G. Rogers(11).....................................................            27,590               *
Alan F. Russell(12).......................................................           264,330                1.30%
Walter B. Wriston(13).....................................................            51,495               *
All executive officers and directors as a group (10 persons)(14)..........         1,686,356                8.30%


------------------------

   * Less than 1%

 (1) Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

 (2) Applicable percent ownership is based on 20,317,313 shares of Common Stock outstanding as of October 15, 1998.

 (3) Information as of December 31, 1997, per Schedule 13G filed pursuant to Rule 13d-1(b) or 13d-2(b) of the Securities Exchange Act of 1934, as amended.

 (4) Information as of February 10, 1998, pursuant to a Schedule 13D filed with the Securities and Exchange Commission. Includes 1,020,800 shares held by Deerfield Capital, L.P. and 139,200 shares held by Deerfield Management Company. Mr. Snider is the sole stockholder, president and director of Snider Capital Corp., which serves as the general partner of Deerfield Capital, L.P. Mr. Snider is also the sole stockholder, president and director of Snider Management Corporation, which serves as the general partner of Deerfield Management Company.

 (5) Includes options to purchase 167,524 shares exercisable within 60 days of October 15, 1998.

 (6) Includes options to purchase 24,449 shares exercisable within 60 days of October 15, 1998.


 (7) Includes options to purchase 158,244 shares exercisable within 60 days of October 15, 1998. Excludes approximately 32,000 shares previously owned by Dr. Cleary which were transferred to irrevocable trusts for the benefit of Dr. Cleary's two children. Dr. Cleary disclaims beneficial ownership of these shares and has no rights, benefits of ownership or authority over such trusts. Dr. Cleary also disclaims beneficial ownership of any shares held by Margaret Cleary.

 (8) Includes options to purchase 172,960 shares exercisable within 60 days of October 15, 1998.


 (9) Includes options to purchase 970,856 shares exercisable within 60 days of October 15, 1998. Dr. Lawless resigned as President, Chief Executive Officer and Director of the Company effective October 14, 1998.


 (10) Includes options to purchase 30,631 shares exercisable within 60 days of October 15, 1998.

 (11) Includes options to purchase 18,449 shares exercisable within 60 days of October 15, 1998. Excludes shares previously held by Mr. Rogers, but subsequently transferred to an irrevocable trust for the benefit of his grandchildren. Mr. Rogers disclaims beneficial ownership of such shares and has no rights, benefits of ownership or authority over the trust.

 (12) Includes options to purchase 260,892 shares exercisable within 60 days of October 15, 1998.

 (13) Includes options to purchase 46,295 shares exercisable within 60 days of October 15, 1998.

 (14) Includes options to purchase 921,166 shares exercisable within 60 days of October 15, 1998, including options to purchase 302,614 shares exercisable within 60 days of October 15, 1998 beneficially owned by three executive officers of the Company not listed above.

                             STOCKHOLDER PROPOSALS

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than November 18, 1998, in order that they be included in the proxy statement and form of proxy related to that meeting.


    In connection with the 1999 Annual Meeting of Stockholders, the proxy card will grant the proxy holders discretionary authority to vote on any matter raised at the 1999 Annual Meeting of Stockholders. If a stockholder intends to submit a proposal at the 1999 Annual Meeting of Stockholders, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must give written notice to the Secretary of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting which was held on May 12, 1998. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 1999 Annual Meeting of Stockholders.


                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                               OTHER INFORMATION

    The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York City, and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. You may also request a copy of the Company's financial reports filed with the SEC by contacting the Senior Vice-President, Finance, c/o Cygnus, Inc. 400 Penobscot Drive, Redwood City, California 94063.

                                                                      APPENDIX A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  CYGNUS, INC.

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  CYGNUS, INC.

    CYGNUS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

    FIRST: The original Certificate of Incorporation of CYGNUS THERAPEUTIC SYSTEMS, INC. was filed with the Secretary of State of Delaware on March 15, 1994. The corporate name was changed to CYGNUS, INC. in the Agreement and Plan of Merger filed with the Secretary of State of Delaware on September 11, 1995.

    SECOND: The Amended and Restated Certificate of Incorporation of CYGNUS, INC. has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors of the Corporation and such Amended and Restated Certificate of Incorporation shall be amended and restated to read in full as follows:

                                       I.

    The name of the corporation is CYGNUS, INC. (the "Corporation").

                                      II.

    The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent and the name of its registered agent at such address is the Corporation Service Company.

                                      III.

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                      IV.

    The Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Forty-Five Million (45,000,000) shares, consisting of Forty Million (40,000,000) shares of Common Stock, each having a par value of one-tenth of one cent ($.001) (the "Common Stock") and Five Million (5,000,000) shares of Preferred Stock, each having a par value of one-tenth of one cent ($.001) (the "Preferred Stock").

    As to the Preferred Stock of the Corporation, the Board of Directors shall have the power to issue any additional shares of Preferred Stock from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter from time to time the voting powers and such designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series, or any of them.

    The Board of Directors is further authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.


    Effective immediately upon the filing of this Amended and Restated Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, the outstanding shares of Common Stock shall be and hereby are combined and reclassified as follows: each share of Common Stock shall be reclassified as and converted into one-third of a share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued in connection with such combination and reclassification, and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the Corporation determined by multiplying such fractional share of Common Stock by three times the arithmetic mean average closing price per share of Common Stock on the Nasdaq National Market for the five trading days immediately preceding the effective date of this Amended and Restated Certificate of Incorporation, such payment to be made upon such other terms and conditions as the officers of the Corporation, in their judgment, determine to be advisable and in the best interests of the Corporation.


    Certificates representing shares combined and reclassified as provided in this Amended and Restated Certificate of Incorporation are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification.

    The relative rights, preferences and limitations of the Series A Junior Participating Preferred Stock are as follows:

    A. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be Five Hundred Thousand (500,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

    B. Dividends and Distributions.

        1. Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, each holder of a share of Series A Preferred Stock, in preference to the holders of shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, One Thousand (1,000) times the aggregate per share amount of all cash dividends, and One Thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a share or fraction of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
    (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        2. The Corporation shall declare a dividend or distribution on the shares of Series A Preferred Stock as provided in paragraph (A) of this
    Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Distribution Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1,000 per share of Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

        3. Dividends shall begin to accrue and be cumulative on each outstanding share of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such share of Series A Participating Preferred Stock, unless the date of issue of such share is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such share shall begin to accrue from the date of issue of such share, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

    C. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

        1. Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to One Thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        2. Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

        3. Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

    D. Certain Restrictions.

        1. Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

           a. declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

           b. declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the shares of Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

           c. redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

           d. redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        2. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
    Section 4, purchase or otherwise acquire such shares at such time and in such manner.

    E. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

    F. Liquidation, Dissolution or Winding Up.

        1. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received One Thousand Dollars ($1,000) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        2. In the event, however, that there are not sufficient assets available to permit payment in full to the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

        3. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    G. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to One Thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    H. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

    I. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

    J. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                       V.

    The Corporation is to have perpetual existence.

                                      VI.

    The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                      VII.

    The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

                                     VIII.

    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation. Subject to Article 8 of the Bylaws, the Bylaws may also be altered or amended or new Bylaws adopted by the affirmative vote of least sixty-six and two-third percent (66 2/3%) of the combined voting power of all the then-outstanding shares of the Corporation entitled to vote.

                                      IX.

    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

    Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                       X.

    Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. No stockholder will be permitted to cumulate votes at any election of directors.

    Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

                                      XI.

    Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                      XII.

    No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent in lieu of a meeting.

                                     XIII.

    Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then-outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Articles VI, VII, VIII, IX, X, XI, XII, XIII or any provision thereof.

                                      XIV.

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Article XIII, and all rights conferred upon stockholders herein are granted subject to this reservation.

    The undersigned hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

                                          --------------------------------------
                                          John C. Hodgman
                                          President and Chief Executive Officer

Dated: December   , 1998

--------------------------------------------------------------------------------



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 CYGNUS, INC.
                       SPECIAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of Cygnus, Inc. hereby acknowledges
P receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the 1998 Special Meeting of Stockholders of Cygnus, Inc. to be held on December 1, 1998 and hereby appoints John C. Hodgman,
R Craig Carlson and Barbara G. McClung and each of or any of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all
O shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS
X INDICATED, WILL BE VOTED FOR THE LISTED PROPOSAL AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Y

       ----------------------------------------------------------------
          COMMENTS/ADDRESS CHANGE:  PLEASE MARK COMMENTS/ADDRESS BOX
                               ON REVERSE SIDE



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                             FOLD AND DETACH HERE

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                                                             Please mark
                                                             your choices /X/
                                                              like this




  1. Proposal to amend the Company's Restated    FOR    AGAINST    ABSTAIN
     Certificate of Incorporation to effect a    / /      / /        / /
     reverse stock split.




                               I PLAN TO ATTEND THE MEETING.                 / /



                               COMMENT/ADDRESS CHANGE
                               Please mark this box if you have written comments/address change on the reverse side. / /









Signature(s)___________________________________________  Dated____________, 1998
NOTE: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                             FOLD AND DETACH HERE